Exhibit 99.1

Granahan McCourt Acquisition Corporation (AMEX: GHN) Proposed Transaction for Shareholder Approval June 25, 2008

1 Investor Presentation The following presentation was originally filed on April 30, 2008 with the Securities and Exchange Commission. It has been more recently updated, including for more recent trading activity, and was refiled June 25, 2008.

2 Safe Harbor Statement In connection with the proposed business combination, Granahan McCourt Acquisition Corporation (“GHN”) will prepare a Registration Statement containing a proxy statement/prospectus to be filed with the U.S. Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement/prospectus and form of proxy will be mailed to the stockholders of GHN as of the applicable record date, seeking their approval of the proposed business combination. Before making any voting decision, GHN’s stockholders are urged to read this proxy statement/prospectus regarding the business combination carefully because it will contain important information about the proposed transactions. GHN’s stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus (when available) and other relevant documents filed with the SEC from the SEC’s website at http://ww.sec.gov. GHN’s stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail to David McCourt at Granahan McCourt Acquisition Corp., 179 Stony Brook Road, Hopewell, New Jersey 08525 or by telephone at (609) 333-1200. GHN and its directors and officers may be deemed to be participants in the solicitation of proxies from GHN’s stockholders with respect to the proposed merger. Information about GHN’s directors and executive officers and their ownership of GHN’s common stock is set forth in GHN’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of GHN and its directors and executive officers in the business combination, which may be different than those of GHN’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger, when filed with the SEC. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other Securities and Exchange Commission filings, including the Form 10-K for the period ended December 31, 2007. These risks and uncertainties also include risks and uncertainties regarding PBI, including, among other things, changes in demand for PBI’s products, PBI’s dependence on significant customers, the lack of long-term contracts governing PBI’s customer and supplier relationships, PBI’s ability to retain its management and key personnel, PBI’s ability to adequately protect its intellectual property and its technologies, competition in PBI’s markets, competitive pricing and continued pricing pressures in the DBS market, supplier constraints, the introduction of new products and services by competitors, the ability of PBI to manage costs and maintain production volumes, conditions in PBI’s industry and economic conditions generally, PBI's ability to develop and market new technologies in a competitively advantageous manner, and PBI’s success at integrating acquired businesses. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. GHN and PBI believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of PBI and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

3 Table of Contents I. Overview II. Transaction Highlights III. Industry Landscape IV. Company Overview V. Case Study: DIRECTV VI. Near-Term Growth Opportunities VII. The Granahan McCourt Advantage VIII. Financial Overview & Valuation Highlights IX. Conclusion Appendix

Overview – Granahan McCourt Acquisition Corp. ("GHN")

Special Purpose Acquisition Company trading on the AMEX

- Raised $90.0 million via IPO in October 2006
- $8.00 Unit structure – 1 share of common stock (GHN) and 1 warrant (GHN.WS)
- As per GHN's 10-Q for the quarter ended March 31, 2007, approximately $8.24 per share was held in trust for public shareholders in case of redemption/liquidation

GHN entered into a definitive agreement to acquire Pro Brand International Inc. ("PBI") in April 2008

- PBI purchase price: $75 million
  - Cash: $55 million
  - Shares: $20 million
  - Contingent earn-out payments depending on PBI's annual performance through 2010
  - All analyses in this presentation assume $12m of earn-out payments in cash and stock in 2009, based on the projections in this presentation

Attractive valuation

- PBI valuation: expected fully diluted 2008E revenue multiple discount ~23%
- PBI valuation: expected fully diluted 2008E Net Income multiple discount ~26%
- PBI valuation: expected fully diluted 2008E EBITDA multiple discount ~21%
- PBI valuation: expected fully diluted 2008E P/E/G discount ~81%

GRANAHAN MCCOURT

Pro Brand International, Inc.

4

5 Transaction Highlights

6 (1) The direct peer group consists of ANEN, BBND, ELMG, GILT, OPTM, ORBC, PWAV, and RADN. Proposed Transaction Highlights 25 years of innovation, design and manufacturing of advanced satellite and RF related equipment Owns one of the world’s largest non-military design and testing facilities in the industry Impressive growth, in excess of most public company comparables Strong product set with numerous key technologies near market launch GMAC team has identified several potential near-term synergies and opportunities Undervalued vs. peer group(1) Strong potential for continuing revenue, EBITDA and earnings growth GMAC brings well thought out growth / expansion strategy

7 Fully Diluted Valuation Compared to Peer Group Note: Numbers have been rounded; calculations based on un-rounded numbers (1) Based on value of cash in trust per share as of March 31, 2008. (2) Includes IPO shares, management shares, warrants as is exercised and $20 million stock component of transaction. (3) Net cash position post transaction and estimated fees. (4) Direct peer group consists of: ANEN, BBND, ELMG, GILT, OPTM, ORBC, PWAV, and RADN. Share prices as of 6/6/08. Share Price Example (1) $8.24 Total Shares Outstanding (Fully Diluted Treasury Method) (2) 21 Market Capitalization $170 Plus: Net Debt (3) (31) Total Enterprise Value $139 Post - Transaction Metrics - Fully Diluted Treasury Method Basis Implied Transaction Multiples - Fully Diluted Treasury Method Basis 2008E Net Income $11 Equity Value / 2008E Net Income 15.7x Peer Group P/E Multiple (4) 21.2x Estimated Discount to Peer Group 26% 2008E EBITDA $18 TEV/2008E EBITDA 7.7x Peer Group TEV / 2008E EBITDA (4) 9.7x Estimated Discount to Peer Group 21% 2008E Revenues $160 TEV/2008E Revenues 0.9x Peer Group TEV / 2008E Revenues (4) 1.1x Estimated Discount to Peer Group 23% ($ and shares in millions)

8 Industry Landscape

9 IP and Digitization Pave the Way for Changes Global Cost-effective “Last Mile” Solution VoIP or Mobile Consumer demand for triple play and more demands high bandwidth IPTV Complementary to Broadcast HDTV creates demand for bandwidth Broadcast HDTV Analogue to Digital switchover creates additional demand for HDTV and consequently increased bandwidth Broadband Internet usage increases demand for Bandwidth • Channel Explosion – Global consumer demand for more channels • The HD Wave – HDTV programming takes up 4-5 times capacity • The Triple Play Imperative – Broadband a competitive priority for satellite service providers • Analog to Digital Conversion – leading to channel proliferation and the need for multi-band, multi-beam antenna systems • IPTV – increasing utilization of the web to reach customers and meet their needs

10 Global Satellite Antenna Systems Highly Sophisticated Technology 99 ka 101 kU 103 ka 110 kU 119 kU Home equipment including HDTV and Broadband for IPTV, VoIP and Internet creates demand for sophisticated consumer antenna systems Sophisticated Consumer Antenna [2-way Transceiver and LNBF] VSAT Terminals Includes commercial Private Networks and Security services Data and video services creates demand for integrated antennas Internet Backbone Network Operations Centre Microwave Terrestrial Link or leased Fibre line Earth station Antenna Last Mile Solution

11 Sophisticated Antenna Systems Central to the Next Wave of Video Transport PBI has expertise and products to help its customers exploit the potential of satellite technology

12 Global Demand for Sophisticated Satellite Technology is Inevitable • The video world is changing because of IP and Digitization • Satellite Antenna Technology has consequently changed and become enormously sophisticated • The market is fragmented – but our company has the expertise and products to exploit these changes • Satellite technology is the best solution to meet emerging market demands

13 Company Overview

14 Specialty electronics company primarily serving the DBS industry Provides a comprehensive suite of mission-critical products, including sophisticated antenna systems, to its customers Focused on design and development of proprietary products leveraging specialist engineering / design team and specialized facilities Sells directly to leading companies in a rapidly growing space Relationships in Asia to outsource manufacturing on a low cost basis Pro Brand Company Overview

15 Highly Sophisticated Antenna Systems Key Properties •12.2-12.7 GHz from 3 orbital slots •18.3-18.8 GHz from 2 orbital slots •19.7-20.2 GHz from 2 orbital slots •Linear and circular polarity •Conversion gain ~ 50-60 dB •Noise figure ka <1.6dB; ku <1db •Integrated amplifier and down-converter How Engineered •Requires highly skilled RF and IC design engineers •New product development cycle reduced to 1 year •In-house anechoic chamber for accurate phase and amplitude characterization Value Add to DBS •Down-convert high satellite frequencies to lower RF frequencies (250-2150 MHz) •All electronics matched and optimized for best signal reception and sensitivity •Ensures signal security so subscriber can only receive signals from authorized LNB Key Properties •Aesthetically appealing design and shape •Reflect multiple signals to appropriate focal points and feed horns •Elliptical form factor and specially shaped non-parabolic surface for maximum range of orbital slots and minimum interference with unwanted satellites •Unique elliptical beam circular polarity horn and polarizer –Optimizes illumination of elliptical reflector for maximum efficiency and minimum interference –Ideal for closely spaced feeds - resulting is smallest diameter per orbital slot –Excellent cross polarity performance over extended bands How Engineered •Customized and proprietary tooling molds used for stamping process •Requires sophisticated antenna/RF modeling software for design •3-D electromagnetic simulations of RF geometries •Solid model generation and rapid prototyping •Optimize reflector surface shaping for specific customer requirements Value Add to DBS •Integrated in one assembly to minimize installation cost and maximize field reliability •Reduce interference with other satellite signals •All steel galvanized and powder painted to resist corrosion •Universal installation mount and hardware 99 ka 101 kU 103 ka 110 kU 119 kU

Experienced Management / Numerous Industry Patents and Innovations

The PBI team has extensive prior experience at NASA, Scientific Atlanta, Raytheon, General Electric, US Army Research Labs, Andrew and Hughes Network Systems

Philip Shou, PhD Chairman / CEO	■ Co-Founder ■ 25+ years in cutting edge satellite equipment design
Cecilia Shou President	■ Co-Founder ■ Deep experience managing sophisticated manufacturing, quality assurance, supply chain and operating cost control in North America and Asia
Jim Crownover COO	■ 25+ years in managing / operating point-to-point microwave, C-Band, Video Cipher encryption and DBS systems
Scott Cook VP of Engineering	■ 20+ years in designing high volume, low cost DBS and commercial (VSAT) satellite antenna systems (2 to 30GHz), radar systems
Robert Dennison Director of RF Engineering	■ 30 years of RF / electronics design experience (DC-21GHz)
Carey Johnson, PhD Antenna / RF Engineer	■ 11+ years of experience in consumer, commercial and military satellite systems
Alex Chee, PhD Senior Engineer	■ Developed PBI's Automated Test Facility

GRANAHAN MCCOURT

Pro Brand International, Inc.

16

Pro Brand R&D Capabilities

R&D

- One of Pro Brand's core competences
- Strong engineering team
- A number of industry critical patents that have a life of another 20 years
- 5 labs

Design & Development

- Antenna / RF Design
- Mechanical design and solid modeling
- Antenna / RF modeling software
- Feed chamber and vector analysis

Testing

- Indoor compact antenna chamber
- Anechoic feed chamber
- Revco LDB1-69-4 Freezer
- Thermotron SM-8C Environmental Chamber

One of Pro Brand's Antenna Test Facilities



GRANAHAN McCOURT

Pro Brand International, Inc.

17

18 Longstanding Marquee Customer Base

19 Case Study: DIRECTV

20 Case Study: DIRECTV Long Standing Focus Customer 10 year relationship – PBI has successfully increased sales and market share in a period when DIRECTV has experienced very strong growth Only supplier providing full suite of antenna systems Collaborative partner for new product development Co-located warehouse for integrated supply chain PBI collaborates closely with DIRECTV, one of the leading innovators in the DBS industry worldwide, and PBI’s largest customer

21 Case Study: DIRECTV Overview One of world’s leading DBS companies Pioneer in use of Ka band Leading provider of HD video 16.8m total subscribers as of YE 2007 3.9m total gross adds and 5.0m upgraded units in 2007 3.2m HDTV subscribers expected to grow at a 39% CAGR (’07 – ’09) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2005 2006 2007 2008 2009 Gross Additions DIRECTV leader in HD channel capacity DIRECTV HDTV Gross Adds 0 40 80 120 160 4Q '05 2Q '06 4Q '06 3Q '07 1Q '08 3Q '08 HD channel capacity DTV Cable Source: Wall Street research Source: Wall Street research % YoY Growth 175% 62% 94% 38% 40%

22 Case Study: DIRECTV Evolution of Products Evolution from single to multiple feed designs Satellites in orbital slot 119 WL 110 WL 103 WL 101 WL 99 WL 95 WL 72.5 WL Ku-band Satellites / Ka-band Satellites DIRECTV-7S DIRECTV-5 Spaceway-1 DIRECTV-10 DIRECTV-9S DIRECTV-4S DIRECTV-8 Spaceway-2 DIRECTV-11 Galaxy- 3C DIRECTV-1R DIRECTV has consistently added space segment capacity to meet its expanding video distribution needs Currently has 11 satellites in seven orbital slots using two different frequencies # of DIRECTV Satellites by Type (1999-2009E) 0 2 4 6 8 10 12 14 1999 2001 2003 2005 2007 2009 # of Satellites Ku-band Ka-band

23 Quality assurance & testing Case study: DIRECTV Customer – Partnership Industry leading testing and quality assurance Advanced environmental testing lab Design & Development Embedded strategic partner Low cost sourcing arrangements Vendors in Taiwan / China Leading edge design team Advanced R&D lab In-house engineering team Collaborate solution provider Local logistics and technical support Manufacturing Shared warehousing and supply chain tools Easily accessible advanced technical support

24 Near-Term Growth Opportunities

25 The Near-Term Growth Strategy Continue to bring to market leading edge solutions – Solutions that fulfill the rapidly growing need for sophisticated antenna systems Geographic expansion – Expand distribution in Europe, Asia and South America Leverage existing products and IP to penetrate adjacent markets – Exploit opportunities in new, untapped verticals Pursue strategic acquisitions in a fragmented market – Could add significant synergies, scale, geographic expansion and new products New Product Development Penetrate Adjacent Markets Roll Up Strategy Geographic Expansion

26 Bringing New Products to Market Worldwide Trends such as broadcast digitization, HD penetration and Internet / 2-way result in a need for innovative solutions DTV has a multibillion dollar purchasing budget each year – PBI only serves a small percentage today Proven developer of leading edge satellite technology products Satellites in Orbit Source: Statsig.net Active(1) HDTV HH penetration Worldwide (1) Watch HD programming. Source: In forma Telecoms & Media, Emarketer, 4/10/08 0% 1% 1% 14% 0% 2% 2% 25% 0% 4% 4% 37% 2% 16% 18% 70% 0% 25% 50% 75% 2007 2008 2009 2012 LatAm Asia Europe US 0 50 100 150 200 250 300 350 400 Satellites New Product Development Penetrate Adjacent Markets New Product Development Penetrate Adjacent Markets Roll Up Strategy Geographic Expansion

27 Geographic Expansion PBI’s technology leadership in satellite antenna design complements GMAC’s business expertise in international markets DTH providers have a growing need for products that are multi-satellite compatible, have greater “intelligence” and facilitate easier installation and maintenance (Sky Italia) (BSKyB) New Product Development Penetrate Adjacent Markets Roll Up Strategy New Product Development Penetrate Adjacent Markets Roll Up Strategy Geographic Expansion

28 Adjacent Market Penetration PBI’s IP and technology leadership in designing satellite antenna systems, makes the company well-positioned to tap into growth trends in adjacent markets such as Satellite Radio and VSAT / Satellite Broadband VSAT / Satellite Broadband Growth 1,000 1,500 2,000 2,500 VSAT Sites (000's) 2006 2007 2008 2009 2010 (1) Cowen and Co., February 4, 2008. Source: Oppenheimer March 21, 2007 New Product Development Penetrate Adjacent Markets Roll Up Strategy Geographic Expansion “We see strong demand for satellite delivered broadband services.. ”(1) New Product Development Penetrate Adjacent Markets Roll Up Strategy Geographic Expansion

29 Pursuing Attractive Acquisition Opportunities Fragmented satellite equipment market provides an excellent consolidation opportunity Customer base and operational excellence make PBI a strong platform for strategic consolidation Leverage dual currency now available The GMAC team has already begun actively evaluating potential transactions that it believes may be highly accretive to PBI New Product Development Roll Up Strategy Geographic Expansion New Product Development Penetrate Adjacent Markets Roll Up Strategy Geographic Expansion

30 The Granahan McCourt Advantage

31 David C. McCourt Patrick Tangney Chairman, President & Chief Executive Officer Chief Financial Officer Over 25 years in TMT Former Chairman of CTEC Corp., Commonwealth Telephone, Cable Michigan and RCN Corp. Founder of Corporate Communication Networks, McCourt Kiewit International and Discovery TV Member of the Advisory Board of JP Morgan Chase Over 12 years in TMT Former Director, Investment Banking at Citigroup Former Management Consultant with McKinsey & Co. and M&A Attorney Has advised on numerous capital raisings and strategic transactions in the TMT space The GMAC Team – Strong Operational and Transaction Experience

The Granahan McCourt Board

- In addition to GMAC's management team, the current GMAC Board brings significant relationships and skills to the table

Barry S. Sternlicht



ESTEE LAUDER

EURO HYPO

JPMorgan

- Chairman and CEO of Starwood Capital Group
- Serves on the Board of Directors of The Estee Lauder Companies, the National Advisory Board of JPMorgan Chase Bank, and the Advisory Board of Eurohypo Bank among other affiliations

George J. Tenet



Georgetown University

- Former Director of the U.S. Central Intelligence Agency
- Former Special Assistant to the President; Senior Director for Intelligence Programs at the National Security Council
- Distinguished Professor at Georgetown University
- Partner, Media Banking, Allen & Company

Roger L. Werner



Werner Telesport

OLN

ESPN

Speedvision

Daniels Programming Ventures

- Chairman / CEO of Werner Telesport and Outdoor Channel
- Former CEO and Chief Operating Officer of ESPN
- Former President and CEO of Speedvision, Outdoor Life Networks, and Daniels Programming Ventures

Paul N. D'Addario



Palisades Ventures

CREDIT SUISSE FIRST BOSTON

DONALDSON, LUFKIN & JENRETTE

- Advisor to Kuwait's Leading Satellite TV Player
- Founder and Senior Managing Director of Palisades Ventures
- Former senior banker in the Media / Telecom Group of Credit Suisse First Boston.
- Former Head of New Media, and Head of West Coast Media at Donaldson, Lufkin & Jenrette

GRANAHAN MCCOURT

Pro Brand International, Inc.

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33 1982 2004 1985 1987 1989 1993 1997 GMAC Experience David C. McCourt: Founded or Bought 11 Companies 1990

34 Granahan McCourt Team Transaction Experience Mr. McCourt has been principal in over $8bn of financial transactions during his 25 year career Mr. Tangney has advised in numerous M&A and capital raising transactions during his career

35 GMAC team – 25 years experience relevant to company GMAC experience in product development positions us uniquely to bring relevant solutions to market worldwide GMAC has over 25 years of business relations with key operators in Europe, Latin America, and Asia Experience in penetrating adjacent markets Ideal partner for a roll up strategy New Product Development Penetrate Adjacent Markets Roll Up Strategy Geographic Expansion

36 Financial Overview & Valuation Highlights

37 ($ in millions) 2006A 2007A 2008E 2009E Revenue $89.6 $132.0 $160 $219 % Growth 47% 21% 37% EBITDA $8.1 $14.6 $18 $27 EBITDA Margin 9% 11% 11% 12% EBITDA Growth 80% 23% 47% Net Income $4.7 $8.7 $11 $16 Net Income Margin 5% 7% 7% 7% Net Income Growth 85% 26% 50% Forecasted Financials Note: 2008 and 2009 projections have been rounded; growth and margin calculations based on un-rounded numbers

38 Recent Quarterly Financials Update ($ in millions) First Quarter Financials 2007A 2008A Revenue $32.6 $41.8 % Growth 28.2% EBITDA $3.1 $4.2 EBITDA Growth 36% Net Income $1.8 $2.4 Net Income Growth 31.2% Strong growth quarter-to-quarter PBI exceeded budgets by double digits on Revenue and EBITDA

Comparables Universe

We believe the most relevant comps for PBI are fellow specialists in the design and development of RF/antenna systems and specialty data communication electronics

Category	Companies	Comments
Satellite Communication / RF / Antenna OEDs	■ EMS Technologies ■ Gilat ■ Anaren ■ Powerwave ■ Orbcomm	■ Generally lower growth than PBI, but similar margins ■ Similar products / customers and market focus / expertise
Specialty Data Communication Electronics OEDs	■ BigBand ■ Optium	■ Products serve similar functions, generally supplied to competitors of satellite-based service providers
Broader Satellite Component Providers	■ L-3 Communications ■ Harris ■ Echostar Corp. ("SATS") ■ RF Micro Devices ■ CommScope	■ Larger scale providers with similar customers ■ Often have broader offerings / expertise / focus
Manufacturing – Focused (OEMs)	■ Labarge ■ Zinwell ■ Wistron ■ Prime	■ Focused on manufacturing, broader range of products, often do not have design / engineering expertise ■ Lower margins/growth than categories above ■ While a contract manufacturer, Prime derives a significant portion of its revenue from PBI

GRANAHAN MCCOURT
Pro Brand International, Inc.
39

40 13.7% 24.0% 0% 5% 10% 15% 20% 25% '06-'08 Peer Group PBI Net Income Margin Net Income CAGR EBITDA Growth Rates EBITDA Margin Strong Performance vs. Peers Note: Direct peer group consists of: ANEN, BBND, ELMG, GILT, OPTM, ORBC, PWAV, and RADN. Valuation outliers excluded to avoid skewing valuation multiples. Source: Wall Street research. Conversion rates as of 6/6/08. 3.6% 6.7% 5.2% 7.4% 0% 2% 4% 6% 8% 2007 2008 Peer Group PBI 9.9% 11.3% 11.4% 12.1% 0% 2% 4% 6% 8% 10% 12% 14% 2008E 2009E Peer Group PBI 1.7% 23.5% 29.6% 47.3% 0% 10% 20% 30% 40% 50% 2008E 2009E Peer Group PBI

41 Price / Earnings Price / Earnings / Growth (1) TEV / EBITDA TEV / Revenue Attractive Fully Diluted Valuation Compared to Peer Group Note: Multiples calculated using PBI fully diluted TEV. Direct peer group consists of: ANEN, BBND, ELMG, GILT, OPTM, ORBC, PWAV, and RADN. Valuation outliers excluded to avoid skewing valuation multiples. (1) Calculated as PE divided by annual earnings growth rate Source: Wall Street research. Share prices as of 6/6/08 1.1x 0.9x 1.4x 0.7x 0.5 0.7 0.9 1.1 1.3 1.5 2008 2009 Peer Group PBI 9.7x 7.7x 9.3x 5.1x 2.0 4.0 6.0 8.0 10.0 2008 2009 Peer Group PBI 21.2x 15.7x 16.6x 10.9x 5.0 10.0 15.0 20.0 25.0 2008 2009 Peer Group PBI 2.1x 0.4x 1.5x 0.3x 0.0 0.5 1.0 1.5 2008 2009 Peer Group PBI

42 Strong Balance Sheet All figures in $’000s GHN and PBI Combined Pro Forma(1) 3/31/08 Current Assets Cash and cash equivalents $30,589 Accounts receivable – net 21,882 Inventories 21,657 Prepaid expenses and other current assets 755 Total current assets $74,883 Fixed assets, net 6,045 Goodwill 55,802 Other assets 1,816 Total assets $138,546 GHN and PBI Combined Pro Forma Current liabilities Line of credit $201 Accounts payable 19,608 Accrued expenses and other current liabilities 7,090 Total current liabilities 26,899 Long Term Liabilities 2,544 Total liabilities $29,443 Stockholders’ (deficit)/equity 106,908 Total stockholders’ (deficit)/equity $109,103 Total liabilities and stockholders’ (deficit)/equity $138,546 (1) Pro forma adjustments assume no stock conversion at time of merger Post-transaction, PBI will have an unlevered capital structure and significant cash on the balance sheet

43 Conclusion

44 (1) The direct peer group consists of ANEN, BBND, ELMG, GILT, OPTM, ORBC, PWAV, and RADN. Proposed Transaction Highlights 25 years of innovation, design and manufacturing of advanced satellite and RF related equipment Owns one of the world’s two largest non-military design and testing facilities in the industry Impressive growth, in excess of most public company comparables Strong product set with numerous key technologies near market launch GMAC team has identified several potential near-term synergies and opportunities Undervalued vs. peer group(1) Strong potential for continuing revenue, EBITDA and earnings growth GMAC brings well thought out growth / expansion strategy

45 Thank You

46 Company David McCourt Granahan McCourt Acquisition Corporation Tel. (609) 333 -1200 Email: David@granahanmccourt.com Investor Relations Erach Desai Integrated Corporate Relations Tel. (617) 956 - 6727 E-Mail: Erach.Desai@icrinc.com Contacts

47 Appendix

48 Trading Comparables Total Long term Share Equity enterprise Revenue TEV / revenue EBITDA EBITDA margin TEV / EBITDA P / E EPS PEG ratio NI CAGR Company price mkt. cap value CY08E CY09E CY08E CY09E CY08E CY09E CY08E CY09E CY08E CY09E CY08E CY09E Growth CY08E CY09E '06 - '08 Broad satellite component providers ($900mm < Market Cap) L-3 Communications Holdings Inc. $98.0 $12,130.1 $16,219.6 14,775.0 15,675.0 1.1x 1.0x 1,864.0 2,113.0 12.6% 13.5% 8.7x 7.7x 14.5x 13.0x 10.0% 1.5x 1.3x 15.2% Harri22 Case Study: DIRECTV Evolution of Products Evolution from single to multiple feed designs Satellites in orbital slot 119 WL 110 WL 103 WL 101 WL 99 WL 95 WL 72.5 WL Ku-band Satellites / Ka-band Satellites DIRECTV-7S DIRECTV-5 Spaceway-1 DIRECTV-10 DIRECTV-9S DIRECTV-4S DIRECTV-8 Spaceway-2 DIRECTV-11 Galaxy- 3C DIRECTV-1R DIRECTV has consistently added space segment capacity to meet its expanding video distribution needs Currently has 11 satellites in seven orbital slots using two different frequencies # of DIRECTV Satellites by Type (1999-2009E) 0 2 4 6 8 10 12 14 1999 2001 2003 2005 2007 2009 # of Satellites Ku-band Ka-band s Corp. 57.19 7,852.3 8,757.5 5,556.1 5,989.9 1.6x 1.5x 1,003.5 1,134.2 18.1% 18.9% 8.7x 7.7x 15.1x 13.2x 16.2% 0.9x 0.8x 15.7% EchoStar Corp. 35.88 3,229.4 2,273.7 2,137.5 2,190.3 1.1x 1.0x 248.2 237.8 11.6% 10.9% 9.2x 9.6x NM NM NA NA NA NA RF Micro Devices Inc. 4.03 1,174.9 1,566.5 1,057.3 NA 1.5x NA 111.2 NA 10.5% NA 14.1x NA 18.3x NA 15.8% 1.2x NA 15.7% Max: 1.6x 1.5x 18.1% 18.9% 14.1x 9.6x 18.3x 13.2x 16.2% 1.5x 1.3x 15.7% Mean: 1.3x 1.2x 13.2% 14.4% 10.2x 8.3x 16.0x 13.1x 14.0% 1.2x 1.1x 15.5% Median: 1.3x 1.0x 12.1% 13.5% 8.9x 7.7x 15.1x 13.1x 15.8% 1.2x 1.1x 15.7% Min: 1.1x 1.0x 10.5% 10.9% 8.7x 7.7x 14.5x 13.0x 10.0% 0.9x 0.8x 15.2% Satellite Electronics / Antenna Specialists Providers ($100mm < Market Cap < $900mm) EMS Technologies Inc. 27.24 428.4 318.3 323.9 351.5 1.0x 0.9x 33.1 39.8 10.2% 11.3% 9.6x 8.0x 20.3x 17.5x 12.5% 1.6x 1.4x 11.3% Gilat Satellite Networks Ltd. 10.90 449.8 327.6 311.1 343.6 1.1x 1.0x 39.3 47.8 12.6% 13.9% 8.3x 6.9x 17.9x 17.9x 15.0% 1.2x 1.2x 35.4% Powerwave Technologies Inc. 4.05 532.2 837.6 880.0 970.0 1.0x 0.9x 84.5 124.1 9.6% 12.8% 9.9x 6.7x 33.8x 14.5x 10.0% NM 1.4x NA Anaren Inc. 13.22 196.5 170.9 134.0 NA 1.3x NA 20.1 NA 15.0% NA 8.5x NA 13.2x NA 15.0% 0.9x NA (11.1%) ORBCOMM Inc. 6.06 255.9 141.5 31.4 45.0 4.5x 3.1x 2.3 13.1 7.3% 29.1% 61.5x 10.8x 106.6x 42.1x 25.0% 4.3x 1.7x NA Radyne Corp. 11.16 209.8 181.3 159.0 NA 1.1x NA 19.1 NA 12.0% NA 9.5x NA 21.0x NA 16.5% 1.3x NA (7.2%) Specialty Data Communication Electronics ($100mm < Market Cap < $500mm) BigBand Networks Inc. 5.36 360.5 210.5 174.3 201.7 1.2x 1.0x 4.6 15.1 2.6% 7.5% 45.8x 13.9x NM 42.3x 22.0% NM 1.9x NA Optium Corp. 11.15 292.2 239.8 191.4 NA 1.3x NA 19.4 NA 10.1% NA 12.4x NA 65.6x NA 19.5% 3.4x NA 40.0% Max: 4. 5x 3. 1x 15.0% 29.1% 12.4x 13.9x 65.6x 17.9x 25.0% 4. 3x 1.9x 40.0% Mean: 1.1x 1.4x 9.9% 14.9% 9.7x 9.3x 21.2x 16.6x 16.9% 2.1x 1.5x 13.7% Median: 1.2x 1.0x 10.2% 12.8% 9.6x 8.0x 20.7x 17.5x 15.8% 1.5x 1.4x 11.3% Min: 1. 0x 0. 9x 2.6% 7.5% 8.3x 6.7x 13.2x 14.5x 10.0% 0. 9x 1.2x (11.1%) Comm. Equipment / Manufacturers Wistron NeWeb Corp. 1.93 378.4 320.7 654.9 743.7 0.5x 0.4x 47.7 54.3 7.3% 7.3% 6.7x 5.9x 11.7x 9.8x NA NA NA (7.9%) Labarge Inc. 12.83 216.2 222.7 269.1 NA 0.8x NA 28.7 NA 10.7% NA 7.8x NA 14.7x NA 15.0% 1.0x NA 13.9% Prime Electronics & Satellites Inc. 1.04 117. 2 114. 8 153.0 226.2 0. 8x 0. 5x 11. 5 17. 2 7. 5% 7. 6% 10.0x 6.7x 12.8x 8.9x NA NA NA NA CommScope Inc. 54.48 4,397.1 6,043.6 4,232.0 4,449.8 1.4x 1.4x 658.1 779.9 15.6% 17.5% 9.2x 7.7x 15.8x 12.4x 18.3% 0.9x 0.7x NM Zinwell Corp. 3.54 931.2 868.8 443.0 600.1 2.0x 1.4x 97.8 128.8 22.1% 21.5% 8.9x 6.7x 11.6x 8.3x NA NA NA NM Max: 2. 0x 1. 4x 22. 1% 21.5% 10.0x 7.7x 15.8x 12.4x 18.3% 1. 0x 0.7x 13. 9% Mean: 1.1x 0.9x 12.6% 13.5% 8.5x 6.8x 13.3x 9.9x 16.7% 0.9x 0.7x 3.0% Median: 0.8x 0.9x 10.7% 12.6% 8.9x 6.7x 12.8x 9.3x 16.7% 0.9x 0.7x 3.0% Min: 0. 5x 0. 4x 7.3% 7.3% 6.7x 5.9x 11.6x 8.3x 15.0% 0. 9x 0.7x (7.9%) Aggregate max: 4.5x 3.1x 22.1% 29.1% 14.1x 13.9x 65.6x 42.3x 25.0% 4.3x 1.9x 40.0% Aggregate mean: 1.4x 1.2x 11.5% 14.3% 9.4x 8.2x 20.4x 18.2x 16.2% 1.6x 1.3x 12.1% Aggregate median: 1.1x 1.0x 10.7% 13.1% 9.0x 7.7x 15.1x 13.2x 15.8% 1.2x 1.3x 14.5% Aggregate min: 0.5x 0.4x 2.6% 7.3% 6.7x 5.9x 11.6x 8.3x 10.0% 0.9x 0.7x (11.1%) Pro Brand International, Inc. NA 169.0 139.0 160.0 219.0 0.9x 0.7x 18.0 27.0 11.3% 12.3% 7.7x 5.1x 15.7x 10.9x 0.4x 0.3x Note: Balance sheet data as of 03 /31 /08, except Optium as of 0 1/31 /20 08 CalAmp as 11 /29 /2007 and Thomson SA,Orbcomm and Powerwave as o f 12 /31 /2007 . Share prices up dated as of 0 6/0 6/08. (a) Net debt includes minority interest and preferreds. (b) Unlevered FCF defined as EBITDA less capex. (c) Caclulated using NI CAGR 2006 - 2008 Source : Company filings & Wall Street research estimates